LOOMIS SAYLES FUNDS

Supplement dated June 1, 2011 to the Retail Equity Prospectus dated February 1, 2011, as may be revised or supplemented from time to time, for the following fund:

Loomis Sayles Small Cap Value Fund (the “Fund”)

Effective immediately, the following sentence is added under the bar chart in the section “Risk/Return Bar Chart and Table” within the section “Investments, Risks and Performance” with regard to the Fund.

The Fund’s Institutional Class shares total return year to date as of March 31, 2011 was 8.05%.